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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          CHEMOKINE THERAPEUTICS CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               DELAWARE                                 33-0921251
------------------------------------       -------------------------------------
     (State of incorporation or              (IRS Employer Identification No.)
            organization)

    CHEMOKINE THERAPEUTICS CORP.
      2386 EAST MALL, SUITE 208
   UNIVERSITY OF BRITISH COLUMBIA
    VANCOUVER, BRITISH COLUMBIA                           V6T 1Z3
------------------------------------       ------------------------------------
   (Address of principal executive                      (Zip Code)
              offices)

If this form relates to the                If this form relates to the
registration of a class of securities      registration of a class of securities
pursuant to Section 12(b) of the           pursuant to Section 12(g) of the
Exchange Act and is effective pursuant     Exchange Act and is effective
to General Instruction A.(c), please       pursuant to General Instruction
check the following box. [ ]               A.(d), please check the following
                                           box. [X]


Securities Act registration file number to which this form       333-117858
relates:                                                     ------------------
                                                               (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act: NOT APPLICABLE

                                                 NAME OF EACH EXCHANGE ON WHICH
TITLE OF EACH CLASS TO BE SO REGISTERED          EACH CLASS IS TO BE REGISTERED
---------------------------------------          -------------------------------



Securities to be registered pursuant to Section 12(g) of the Act:

                   COMMON STOCK, US$0.001 PAR VALUE PER SHARE
                   ------------------------------------------
                                (Title of Class)

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Item 1.  Description of Registrant's Securities to be Registered.


         This registration statement relates to the registration with the Securities and Exchange Commission of shares of Common Stock, $0.001 par value per share (the "Common Share"), of Chemokine Therapeutics Corp., a Delaware corporation (the "Registrant"). The description of the Common Stock to be registered hereunder set forth under the caption "Description of Capital Stock" of the Registrant's Registration Statement on Form SB-2, as amended, Registration No. 333-117858 (the "Registration Statement"), as filed with the Securities and Exchange Commission, is incorporated herein by this reference.

Item 2.  Exhibits.

         The following documents are included as Exhibits to Registrant's Registration Statement on Form SB-2, as amended, (Registration No. 333-117858) as filed with the Securities and Exchange Commission, and incorporated herein by this reference:

Exhibit Number                Description
--------------       -----------------------------------
    3(i)             Articles of Incorporation*
    3(ii)            Bylaws*


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                       CHEMOKINE THERAPEUTICS CORP.

Date: December 16, 2004                By:  /s/ David Karp
                                            -----------------------------------
                                            David Karp
                                            Chief Financial Officer


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